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                                                                    Exhibit 99.1

                       SALEM COMMUNITY BANKSHARES, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                                _________, 2001

     The undersigned hereby appoints the Board of Directors of Salem Community Bankshares, Inc. ("Salem"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of Salem which the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held at _________________________________________________________________________ on
_______, 2001, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                                               FOR             AGAINST          ABSTAIN
                                                                               ---             -------          -------
1.   The approval and adoption of the Agreement and Plan of Merger between
     Salem Community Bankshares, Inc. and FNB Corporation                      [_]               [_]              [_]

        The Board of Directors recommends a vote "FOR" Proposal 1.

                                                                               FOR             WITHHELD
                                                                               ---             --------
2    In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournment thereof, including to vote in favor of an adjournment of the meeting, if necessary, in order to solicit additional votes in favor of
     approval of the Agreement and Plan of Merger.                             [_]               [_]              [_]

     The Board of Directors recommends a vote "FOR" Proposal 2.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
                   ---
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               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the meeting, or at any adjournments thereof, and after notification to the Secretary of Salem at the meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of Salem of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from Salem prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a joint proxy statement/prospectus dated _____________, 2001.


                                                   Please check here if you
Dated: ________________, 2001                 [_]  plan to attend the meeting.


___________________________________           __________________________________
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


___________________________________           __________________________________
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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